Revenue	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Revenue

NOTE 7.	REVENUE
As of December 31, 2021, 2020 and 2019, the revenues were as follows:

A.	Revenue disaggregation

For the year ended December 31,	Exploration and Production (1)		Industrial Transformation (2)(3)	Logistics	Trading Companies	Corporate and Other Operating Subsidiary Companies	Total
Geographical market
2021
United States	Ps.	258,726,545	—	—	240,012,752	4,619,666	503,358,963
Other		141,904,248	—	—	13,141,852	1,124,425	156,170,525
Europe		67,589,171	—	—	1,422,317	—	69,011,488
Local		374,882	705,135,235	2,949,047	51,273,979	7,354,501	767,087,644

Total	Ps.	468,594,846	705,135,235	2,949,047	305,850,900	13,098,592	1,495,628,620

2020
United States	Ps.	171,640,991	—	—	131,653,920	1,049,117	304,344,028
Other		85,271,096	—	—	8,259,494	2,124,601	95,655,191
Europe		44,287,027	—	—	966,982	—	45,254,009
Local		327,652	479,436,635	4,099,000	19,135,480	5,409,849	508,408,616

Total	Ps.	301,526,766	479,436,635	4,099,000	160,015,876	8,583,567	953,661,844

2019
United States	Ps.	226,689,583	—	—	144,578,641	866,393	372,134,617
Other		57,106,954	—	—	21,001,222	4,101,054	82,209,230
Europe		124,974,855	—	—	6,409,388	1,903,942	133,288,185
Local		761,770	800,891,039	4,663,770	3,587,920	4,434,654	814,339,153

Total	Ps.	409,533,162	800,891,039	4,663,770	175,577,171	11,306,043	1,401,971,185

Major products and services
2021
Crude oil	Ps.	468,219,964	—	—	—	—	468,219,964
Gas		197,275	112,906,272	—	76,144,006	—	189,247,553
Refined petroleum products		—	572,490,831	—	221,990,729	—	794,481,560
Other		—	19,227,133	—	6,401,982	13,077,187	38,706,302
Services		177,607	510,999	2,949,047	1,314,183	21,405	4,973,241

Total	Ps.	468,594,846	705,135,235	2,949,047	305,850,900	13,098,592	1,495,628,620

2020
Crude oil	Ps.	301,199,114	—	—	—	—	301,199,114
Gas		194,337	60,076,159	—	51,098,675	—	111,369,171
Refined petroleum products		—	409,240,569	—	107,391,773	—	516,632,342
Other		—	9,928,240	—	1,296,288	8,521,205	19,745,733
Services		133,315	191,667	4,099,000	229,140	62,362	4,715,484

Total	Ps.	301,526,766	479,436,635	4,099,000	160,015,876	8,583,567	953,661,844

2019
Crude oil	Ps.	408,771,392	—	—	—	—	408,771,392
Gas		288,446	66,014,617	—	53,353,075	—	119,656,138
Refined petroleum products		—	722,239,101	—	121,028,417	986,965	844,254,483
Other		—	10,547,697	—	1,127,697	8,505,098	20,180,492
Services		473,324	2,089,624	4,663,770	67,982	1,813,980	9,108,680

Total	Ps.	409,533,162	800,891,039	4,663,770	175,577,171	11,306,043	1,401,971,185

Timing of revenue recognition
2021
Products transferred at a point in time	Ps.	468,417,239	651,854,339	2,949,047	304,536,717	13,077,187	1,440,834,529
Products and services transferred over the time		177,607	53,280,896	—	1,314,183	21,405	54,794,091

Total	Ps.	468,594,846	705,135,235	2,949,047	305,850,900	13,098,592	1,495,628,620

2020
Products transferred at a point in time	Ps.	301,526,766	479,244,968	4,099,000	159,786,736	8,521,205	953,178,675
Products and services transferred over the time		—	191,667	—	229,140	62,362	483,169

Total	Ps.	301,526,766	479,436,635	4,099,000	160,015,876	8,583,567	953,661,844

2019
Products transferred at a point in time	Ps.	409,059,838	798,801,415	4,663,770	175,509,189	9,492,063	1,397,526,275
Products and services transferred over the time		473,324	2,089,624	—	67,982	1,813,980	4,444,910

Total	Ps.	409,533,162	800,891,039	4,663,770	175,577,171	11,306,043	1,401,971,185

(1)
On July 1, 2019, Pemex Drilling and Services was merged into Pemex Exploration and Production. For comparison purposes all operations for periods prior to the merger are presented in the Pemex Exploration and Production segment.

(2)
On July 1, 2019, Pemex Ethylene was merged into Pemex Industrial Transformation. For comparison purposes all operations for periods prior to the merger are presented in the Pemex Industrial Transformation segment.

(3)
On January 1, 2021, Pemex Fertilizers was merged into Pemex Industrial Transformation. For comparison purposes all operations for periods prior to the merger are presented in the Pemex Industrial Transformation segment.

Nature, performance obligations and timing of revenue recognition-
Revenue is measured based on the consideration specified in a contract with a customer. PEMEX recognizes revenue when it transfers control over a good or service to a customer.
The following table provides information about the nature and timing of the satisfaction of performance obligations in contracts with customers, including significant payment terms and the related revenue.

Products / services	Nature, performance obligations	Timing of revenue recognition
Crude oil sales
Export sales of crude oil are based on delivery terms established in contracts or orders. All sales are performed by the Free on Board International commercial term (“FOB” Incoterm).

Crude oil sale contracts consider possible customers’ claims due to product quality, volume or delays in boarding, which are estimated in the price of the transaction. For orders that have variations in price, revenue is adjusted on the closing date of each period. The subsequent variations in the fair value at the different reporting dates are recognized according to IFRS 9.

The price of the product is determined based on a market components formula and the sale of crude oil.

Revenue is recognized at a point in time when control of the crude oil has transferred to the customer, which occurs when the product is delivered at the point of shipping. Invoices are generated at that time and are mostly payable within the deadlines established in contracts or orders. Payments in respect of crude oil sold and delivered shall be made within 30 days after the date of the bill of lading therefor.

For international market crude oil sales, revenue is recognized with a provisional price, which undergoes subsequent adjustments until the product has arrived at the port of destination. There may be a period of up to 2 months in determining the final sale price, such as in the case of sales to some regions.

Revenue is measured initially estimating variables such as quality and volume claims, delays in boarding
,
etc.

Sale of petroleum products
For all petroleum products, there is only one performance obligation that includes transport and handling services to the point of delivery.

The price is determined based on the price at the point of delivery, adding the price of the services rendered (freight, handling of jet fuel, etc.) with the provisions and terms established by the
Comisión Reguladora de Energía
(Energy Regulatory Commission or “CRE”). There are penalties for delivery failures and/or payment obligations, as well as quality and volume claims, which are known days after the transaction.

Revenue is recognized at a point in time when control is transferred to the customer, which occurs either at the point of shipping or when it is delivered at the customer’s facilities. Therefore, transportation fees can be included in the price of sale of the product and are considered part of a single performance obligation since transportation is rendered before control is transferred.

Revenue is initially measured by estimating variables such as quality and volume claims, etc. Invoices are usually payable within 30 days.

Sales of natural gas
There is only one performance obligation that includes transport and handling services to the point of delivery.

The transaction price is established at the time of sale, including the estimation of variable considerations such as capacity, penalties, adjustments for quality or volume claims, and
Revenue is recognized at a point in time when control is transferred to the customer, which occurs when it is delivered at the customer’s facilities. Therefore, transportation fees can be included in the price of sale of the product and are considered part of a single performance obligation since transportation is rendered before control is transferred.

	incentives for the purchase of products; which are known days after the transaction. Such variable consideration is recognized to the extent that it is probable that it will not be reversed in a future period.	Revenue initially is measured estimating variables as quality and volume claims, etc. Invoices are usually payable within 30 days.

Services
In cases where within the same service order there are transportation and storage services, there could exist more than one performance obligation, depending on the term of the service.

Price is not distributed when there is a performance obligation, except, when there is more than one performance obligation, in which case, the price of the transaction will be assigned according to the service price established in the service order.

When there is a performance obligation, the price is not distributed, but if it is considered that there is more than one performance obligation, the price of the transaction is considered based on the prices established in the service orders and which also include penalties such as quality and volume claims.
Income is recognized over time as the service is rendered. Invoices are usually payable within 22 days.

Other products
There is only one performance obligation that includes transportation for delivery to destination.

The sale and delivery of the product are made at the same time and because they are FOB, transportation fees are included in the price of sale of the product.

The transaction price is established at the time of sale, including the estimation of variable considerations such as capacity, penalties, extraordinary sales not included in contracts, adjustments for quality or volume claims, and incentives for the purchase of products; which are known days after the transaction.
The price of the product is estimated on the date of sale and considers variables such as quality and volume claims, etc. Invoices are usually payable within 30 days.

B.	Accounts receivable in the statement of financial position
As of December 31, 2021 and 2020, PEMEX had accounts receivable derived from customer contracts in the amounts of
Ps. 101,259,081 and Ps. 68,382,413, respectively (see Note 10). As of December 31, 2021 and 2020, advance of customers was Ps. 7,495,198 and Ps. 8,548,260, respectively. The amount of Ps. 7,623,880 and Ps. 6,627,033 included in advance from customers as of December 31, 2020 and 2019, were recognized as revenue in 2021 and 2020, respectively.

C.	Practical expedients

i.	Significant financial component, less than one year
PEMEX does not need to adjust the amount committed in consideration for goods and services to account for the effects of a significant financing component, since the transfer and the time of payment of a good or service committed to the customer is less than one year.
ii.	Practical expedient
PEMEX applied the practical expedient, so disclosure about remaining performance obligations that conclude in less than one year is not needed.
When PEMEX is entitled to consideration for an amount that directly corresponds to the value of the performance that PEMEX has completed, it may recognize an income from ordinary activities for the amount to which it has the right to invoice.

D.	COVID-19 pandemic impacts
Decline in international crude oil prices and other impacts of the COVID-19 pandemic
On March 6, 2020, the Organization of the Petroleum Exporting Countries (“OPEC”), led by Saudi Arabia, Russia and other groups of petroleum producers, did not come to an agreement to reduce crude oil production in order to support crude oil prices, which resulted in a significant drop in global crude oil prices.
On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. The COVID-19 pandemic has resulted in numerous deaths and governments across the world have instituted measures to address the pandemic, including mandatory quarantines, social distancing guidelines, travel restrictions and declaration of health emergencies. The effects of the COVID-19 pandemic have led to a worldwide economic slowdown, and as a result a decrease in global demand for crude oil and derivatives.
In order to address the drop in crude oil prices that began in March 2020, on April 12, 2020, OPEC and other non-OPEC oil exporting countries, including, among others, Mexico and Russia, reached an agreement to reduce world crude oil supply. Pursuant to this agreement, these countries, which are known as OPEC+, agreed to reduce their overall crude oil production by 9.7 million barrels per day from May 1, 2020 through June 30, 2020, by 7.7 million barrels per day from July 1, 2020 through December 31, 2020 and by 5.8 million barrels per day from January 1, 2021 through April 30, 2022. In particular, Mexico agreed to reduce its crude oil production by 100,000 barrels per day for a period of two months beginning on May 1, 2020. During May, June, July, August, September, October and November 2020, PEMEX decreased its crude oil production to 1,676.6, 1,654.7, 1,647.3, 1,687.9, 1,697.8, 1,680.2 and 1,688.8 thousand barrels per day, respectively.
On April 20, 2020, Mexican crude oil experienced an unprecedented drop below U.S. $0.00 to negative U.S. $2.37 per barrel. This drastic drop in price was due to low oil demand as a result of COVID-19 and the lack of oil storage. As of December 31, 2020, the weighted average Mexican crude oil price was U.S. $47.16 per barrel, a decrease of U.S. $10.52 per barrel as compared to the 2019 weighted average Mexican crude oil export price. Any future decline in international crude oil and natural gas prices will have a similar negative impact on PEMEX’s results of operations and financial condition.
PEMEX has been affected by these developments and in order to address these adverse effects on its budget results to comply with its budget financial goal established in the approved budget, PEMEX is taking actions to offset the expected decrease in revenue for the year.
PEMEX prepared its budget for 2020 based on a Mexican crude oil basket price of U.S. $49.00 per barrel and contracted financial derivative instruments to hedge PEMEX’s risk exposure to declines in the price of Mexican crude oil price, when it falls below the average price of U.S. $49.00 per barrel, up to a floor of U.S. $44.00 per barrel.
PEMEX’s budget for 2022 was prepared based on a Mexican crude oil basket price of U.S. $55.1 per barrel and PEMEX entered into derivative financial instruments to hedge PEMEX’s risk exposure to drops in prices below the level at which the expected financial balance of PEMEX is approximately zero (U.S. $63 per barrel). These derivative financial instruments are intended to hedge a proportion of PEMEX’s exposure of up to five U.S. dollars below the budgeted price.
Despite the presence of COVID-19 in Mexico, PEMEX has continued to develop its hydrocarbon exploration, production and trading activities. In some cases, PEMEX has allowed its personnel to work remotely. The greatest economic impact for PEMEX has been the decline in its domestic sales of petroleum products due to the stoppage of economic activities and the confinement of the population in their homes.
As a result of the COVID-19 pandemic, the Mexican Government, through the
Secretaría de Salud
 (Mexican Ministry of Health), has implemented actions to protect against COVID-19. Some of these actions consist of, among others, directives to avoid places of work, crowded public areas, public buildings or unnecessary social activities during this time. These preventative measures caused a decrease in demand of certain goods and services, including petroleum products.
Primarily as a result of the worldwide economic slowdown and, in particular, the decrease in fuel demand, PEMEX had a 32% decrease in its domestic sales of petroleum products as of December 31, 2020 as compared to 2019.
During 2021 and as of the date of these Consolidated Financial Statements, all of PEMEX’s operations have continued without interruptions related to COVID-19. In accordance with the business continuity plan, PEMEX has limited its workforce’s access to the facilities, for which PEMEX implemented alternating shifts and allowed a portion of the workforce to continue to work remotely. In addition, PEMEX has implemented sanitizing and disinfecting measures to its facilities and the use of instruments and other equipment to monitor infection risks.
In addition to the operational impacts of the COVID-19 pandemic, international prices for oil, oil products and natural gas are volatile and strongly influenced by conditions and expectations of world supply and demand. The COVID-19 pandemic led to significantly decreased oil prices, particularly in 2020, and consequently, significantly adversely affected our business, results of operations and financial condition. During 2021, those prices have recovered, largely due to geopolitical events unrelated to COVID-19, reducing possible adverse effects on PEMEX’s results of operation and financial situation.
The extent to which COVID-19 or other health pandemics or epidemics may continue to impact Mexico, the Mexican economy and the global economy and, in turn, PEMEX’s business, results of operations and financial condition is highly uncertain and will depend on numerous evolving factors that cannot be predicted.
During 2021, the price of the Mexican crude oil export mix increased by U.S. $24.13 or 85.6%, from U.S. $35.47 per barrel in 2020 to U.S. $65.85 per barrel in 2021, which was reflected in the increase in the value of PEMEX’s revenues.
Domestic sales increased by 51.3% or Ps. 258,402,520 in 2021, from Ps. 503,712,031 in 2020 to Ps. 762,114,551 in 2021, mainly due to increases in the sales prices of gasoline, diesel, fuel oil, jet fuel, natural gas and natural gas liquids.